                                    [An aggregate principal amount of $1,250,000 has been issued under this form of note.]



         The securities represented by this instrument have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless
         (i) a registration statement with respect thereto is effective under the Act and any applicable, state securities laws, or (ii) the issuer receives an opinion of counsel to the holder of such securities, which counsel and opinion are satisfactory to the issuer, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws.

No. _____
Dated:  As of _______, 1999                                         $___________

                                 EchoCath, Inc.
                                 4326 US Route 1
                       Monmouth Junction, New Jersey 08852

                       6 1/2% Convertible Promissory Note

         EchoCath, Inc., a New Jersey corporation (the "Company"), for value received, promises to pay to Noteholder or registered assigns (the "Holder") the principal amount of ______ dollars ($________) representing ____ unit(s) plus interest on the unpaid principal balance at the rate of 6 1/2% per annum. Principal and accrued and unpaid interest shall be due and payable on October 29, 2002 (the "Maturity Date"). Payment of principal and accrued and unpaid interest shall be made at the offices of the Company in Princeton, New Jersey, in lawful money of the United States of America, and shall be mailed to the registered owner or owners hereof at the address appearing on the books of the Company. This Note is one of a series of notes (collectively, the "Notes") issued by the Company in connection with the Company's placement of units with accredited investors (the "Financing"), each full unit consisting of one 6 1/2% convertible promissory note in the principal amount of $25,000 and a warrant to purchase 33,333 shares of class A common stock, no par value, of the Company (the "Common Stock"). The Financing was made pursuant to a Confidential Information Memorandum dated March 17, 1999, as the same may be supplemented or amended.

         1.  Conversion.

         (a) Optional Conversion. At any time commencing 90 days after the final closing of the Financing and prior to the Maturity Date, the Holder shall have the right to convert the principal amount hereof (and accrued and unpaid interest hereon) or any portion thereof (but not less than $10,000.00 principal amount (or lesser outstanding principal amount)), into shares of Common Stock (the "Shares"), at the Conversion Rate (as defined in paragraph 1(d) hereof). Conversion of this Note pursuant to this paragraph 1(a) shall be effected by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit A (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this note or any portion hereof. A Notice of

Conversion may be submitted via facsimile to the Company at (609) 987-1019 (or at such other number as provided in advance of such conversion in writing by the Company), and if so submitted the original Notice of Conversion shall be delivered to the Company within three (3) business days thereafter.

         (b) Mandatory Conversion. At any time commencing October 30, 2000 and on or prior to the Maturity Date, the Company may require the Holder to convert the principal amount hereof (and accrued and unpaid interest hereon) or any portion thereof, into shares of Common Stock at the Conversion Rate. Any such conversion shall be effected by delivery of 30 days' prior written notice to the Holder, and shall automatically occur at the expiration of such 30-day period.

         (c) Automatic Conversion. The principal and accrued and unpaid interest of this Note shall automatically be converted into shares of Common Stock at the Conversion Rate in the event that the Company receives notice from Nasdaq that the Common Stock shall be approved for trading on the Nasdaq SmallCap Market subject only to conversion of the Notes into equity. If Nasdaq subjects grant of trading approval to conversion of less than the full amount of principal and accrued and unpaid interest outstanding on the Notes, then the conversion required by this paragraph 1(c) shall be reduced pro rata among Holders of Notes based on principal amount then outstanding.

         (d) The term "Conversion Rate" means the rate at which principal and accrued interest on this Note is convertible into Shares and

             (i) for purposes of conversions effected pursuant to paragraph 1(a) hereof, the Conversion Rate shall be equal to $0.75 per Share; and

             (ii) for purposes of conversion effected pursuant to paragraphs
                  1(b) and 1(c) hereof, the Conversion Rate shall be equal to the lesser of (i) $0.75 per Share (which shall be adjusted proportionately for stock dividends, forward and reverse stock splits and the like) or (ii) the market price (as defined in paragraph 1(d) hereof) per share of Common Stock on the Conversion Date (as defined in paragraph 1(e) hereof; provided, however, that the Conversion Rate shall not be less than $0.25 per share.

         (e) The term "market price" for purposes of determining the price of a share of the Common Stock, shall mean the average of the closing sales prices of the Common Stock in the principal trading market therefor, for each of the five trading days immediately preceding the date on which market price is to be determined (or, for any of such five days where there is no closing sale price, such day's average of the bid and asked price).

         (f) The term "Conversion Date" means the date on which a Notice of Conversion is given and

             (i) for purposes of conversions effected pursuant to paragraph 1(b), shall be deemed to be the date on which the written notice referred to therein is sent by the Company; and

             (ii) for purposes of conversions effected pursuant to paragraph
                  1(c), shall be deemed to be the date Nasdaq issues official notification in writing of the approval referred to therein.

         (g) Promptly following the conversion of this Note, the Company shall issue and deliver to the Holder a certificate for the appropriate number of securities to which the Holder shall be entitled and, if less than the full principal amount of this Note is converted, a new Note in the same form reduced by the principal amount converted; provided, however, that the Company shall not be required to issue a new Note upon conversion of less than the full principal amount of this Note if the original of this Note has not been delivered to the Company for cancellation or if, in lieu thereof, the Holder has not complied with the provisions of paragraph 10(b) hereof.

         2.  Adjustments to Conversion.

         (a) In case the Company shall declare a dividend on the outstanding Common Stock payable in shares of its capital stock, subdivide the outstanding Common Stock, combine the outstanding Common Stock into a smaller number of shares, or issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the number of shares of Common Stock (or other securities) issuable upon conversion of this Note (the "Conversion Shares"), at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Note had been converted immediately prior to such time, the Holder would have been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification.

         (b) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement.

         (c) Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by paragraph 2(b) in which the surviving, continuing, successor, or purchasing corporation demands that the Notes be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Holders advising them of such transaction. The Holders shall have ten days after the date of the Merger Notice to elect to (i) convert the Notes in the manner provided in paragraph 1(a) above or (ii) receive from the surviving, continuing, successor, or purchasing corporation the same consideration receivable by a holder of the number of shares of Common Stock for which this Note might have been converted immediately prior to such consolidation, merger, sale, or purchase. If any Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in
(ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction. For conversions effected pursuant to clause (ii) above, the date of the Merger Notice shall be deemed the Conversion Date.

         (d) The above provisions of this paragraph 2 shall similarly apply to successive stock dividends, subdivisions, combinations, and reclassifications of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         3. Fractional Shares. In lieu of issuing any fraction of a share of Common Stock upon the conversion of this Note, the Company shall pay to the Holder hereof for any fraction of a share of the Common Stock otherwise issuable upon the conversion, cash equal to the same fraction of the then current per share market price of the Common Stock, as determined in accordance with paragraph 1(e).

         4. Prepayment. The Company may, without penalty or premium, at any time following October 29, 2000, prepay, in whole or in part, the principal amount, plus accrued interest to the date of prepayment, of this Note, upon 30 days' written notice by certified or registered mail to the Holder. Such notice shall be mailed to the Holder's address appearing on the Company's books. The Holder shall have until the last day of such 30-day period to convert the Note into Common Stock in accordance with the provisions of paragraph 1 hereof.

         5. Events of Default. If any one or more of the following events shall occur:

         (a) The Company shall fail to pay any amount under this Note when the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

         (b) (i) the Company shall commence any action (A) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company or its debts; or
(B) seeking appointment of a custodian, receiver or similar official for the Company or any substantial part of its property; or (ii) any action of a nature referred to above shall be commenced against the Company and results in an order for relief or is not dismissed, discharged or fully bonded within 90 days; or
(iii) there shall be commenced against the Company any action seeking attachment, execution or similar process against any substantial part of the Company's property, which action is not within 90 days discharged or stayed or fully bonded; or (iv) the Company shall, by act or omission, indicate its consent to or acquiescence in any of the foregoing, without regard to the grace periods set forth above; (v) the Company shaft transfer or conceal its property with intent, to hinder, delay or defraud any creditors or to benefit any class of creditors or creditors generally or shall suffer for 90 days or longer while insolvent any lien on the Company's property resulting from judicial proceedings; or

         (c) the dissolution or other winding up of the Company, then, in such event and at any time thereafter, if such event shall then be continuing, Holder may, at its option upon written notice to the Company, declare this Note to be due and payable, whereupon (or without the necessity for in the case of any event described in clause (i) or (ii) of subparagraph 5(b) above) the entire balance of this Note shall forthwith become and be due and payable.

         6. Release of Shareholders, Officers and Directors. This Note is the obligation of the Company only, and no recourse shall be had for the payment of any principal or interest hereon against any shareholder, officer or director of the Company, either directly or through the Company, by virtue of any statute for the enforcement of any assessment of otherwise. The Holder, by the acceptance hereof, and as part of the consideration for this Note, releases all such claims and waives all such liabilities against the foregoing persons in connection with this Note.

         7. Company's Representations. The Company represents and warrants to Holder, to induce it to purchase this Note, that (a) this Note has been duly authorized and represents a legal, valid and binding obligation of the Company and (b) the Conversion Shares will, upon issuance in accordance with the terms of this Note, be legally issued, fully-paid and nonassessable.

         8. Securities Laws Matters. This Note and the Conversion Shares are being issued pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), and neither the Note nor the Conversion Shares may be sold, assigned or transferred in any manner whatsoever without an opinion of counsel, satisfactory to the Company, that such sale, transfer or assignment is not in violation of the registration provisions of the Act and applicable state securities laws.

         9. Subscription Agreement. All Notes of this issue are subject to, and have the benefit of, the obligations and rights set forth in a Subscription Agreement between the Company and Holder of even date herewith, including, without limitation, registration rights relating to the Conversion Shares.

         10. Miscellaneous.

         (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall (unless otherwise specified herein) be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 4326 US Route 1, Monmouth Junction, New Jersey 08852, Attention: Mr. Frank A. DeBernardis, President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 10(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 10(a). Except as otherwise specified herein, any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Except as otherwise specified herein, any notice given by other means permitted by this Section 10(a) shall be deemed given at the time of receipt thereof.

         (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and in the case of loss, theft or destruction, indemnity as the Company shall at its option, reasonably request, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

         (c) This Note has been negotiated and consummated in the State of New Jersey and shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to principles governing conflicts of law.

         (d) The Holder irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 10(a).

         (e) Neither this Note nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforced of the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed as of the ________, 1999.

                                                     ECHOCATH, INC.


                                                     By:________________________
                                                         Frank DeBernardis
                                                         President



ATTEST:


By:______________________________
    Frank Joworisak
    Chief Financial Officer

Frank DeBernandis, President
EchoCath, Inc.
                                    EXHIBIT A
                              NOTICE OF CONVERSION

         The undersigned hereby irrevocably elects to convert $______________ of the EchoCath, Inc. 6 1/2% Convertible Promissory Note registered in the name of the Holder into shares of the Class A Common Stock of EchoCath, Inc., as of the date written below. If securities are to be issued to a person other than the undersigned, the undersigned agrees to pay all applicable transfer taxes with respect thereto.

         The undersigned represents that, as of this date, the undersigned is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

         The undersigned also represents that the shares to be issued upon this conversion (the "Conversions Shares") are being acquired for the Holder's own account and not as a nominee for any other party. The undersigned represents and warrants that all offers and sales by the undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The undersigned acknowledges that the Conversation Shares shall if (and only if) required by law contain a legend substantially similar to the legend appearing on the first page of the Note.

Conversion Date*:_______________
                                    If held jointly, complete for second Holder:

Print Name of Holder:____________________________  _____________________________

Signature of Holder or Duly Authorized
Representative of Holder:________________________  _____________________________

Address of Holder:_______________________________  _____________________________
                  _______________________________  _____________________________
                  _______________________________  _____________________________

*This original Notice of Conversion must be received by the Company by the third business day following the Conversion Date.

                                    [An aggregate principal amount of $1,275,000 has been issued under this form of note.]



         The securities represented by this instrument have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless
         (i) a registration statement with respect thereto is effective under the act and any applicable, state securities laws, or (ii) the issuer receives an opinion of counsel to the holder of such securities, which counsel and opinion are satisfactory to the issuer, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the act or applicable state securities laws.

No. ______

Dated:  As of ______, 1999                                           $__________

                                 EchoCath, Inc.
                                 4326 US Route 1
                       Monmouth Junction, New Jersey 08852

                       6 1/2% CONVERTIBLE PROMISSORY NOTE

         EchoCath, Inc., a New Jersey corporation (the "Company"), for value received, promises to pay to Noteholder or registered assigns (the "Holder") the principal amount of _____ dollars ($ principal amount) representing ____ unit(s) plus interest on the unpaid principal balance at the rate of 6 1/2% per annum. Principal and accrued and unpaid interest shall be due and payable on _______ (the "Maturity Date"). Payment of principal and accrued and unpaid interest shall be made at the offices of the Company in Princeton, New Jersey, in lawful money of the United States of America, and shall be mailed to the registered owner or owners hereof at the address appearing on the books of the Company. This Note is one of a series of notes (collectively, the "Notes") issued by the Company in connection with the Company's placement of units with accredited investors (the "Financing"), each full unit consisting of one 6 1/2% convertible promissory note in the principal amount of $25,000 and a warrant to purchase 33,333 shares of class A common stock, no par value, of the Company (the "Common Stock"). The Financing was made pursuant to a Confidential Information Memorandum dated March 17, 1999, as the same may be supplemented or amended.

         1. Conversion. (a) Optional Conversion. At any time commencing 90 days after the final closing of the Financing and prior to the Maturity Date, the Holder shall have the right to convert the principal amount hereof (and accrued and unpaid interest hereon) or any portion thereof (but not less than $10,000.00 principal amount (or lesser outstanding principal amount)), into shares of Common Stock (the "Shares"), at a conversion rate equal to the lesser of (i) $0.75 per Share or (ii) the market price (as defined in paragraph 1(d) hereof) per share of Common Stock on the Conversion Date (as defined in paragraph 1(e) hereof); provided, however, that the conversion rate shall not be less than $0.25 per Share (the "Conversion Rate"). Conversion of this Note pursuant to this paragraph 1(a) shall be effected by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit A (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this note or any portion hereof. A Notice of Conversion may be submitted via facsimile to the Company at (609) 987-1019 (or at such other number as provided in advance of such conversion in writing by the Company), and if so submitted the original Notice of Conversion shall be delivered to the Company within three (3) business days thereafter.

         (b) Mandatory Conversion. At any time commencing ______, 2000 and on or prior to the Maturity Date, the Company may require the Holder to convert the principal amount hereof (and accrued and unpaid interest hereon) or any portion thereof, into shares of Common Stock at the Conversion Rate. Any such conversion shall be effected by delivery of 30 days' prior written notice to the Holder, and shall automatically occur at the expiration of such 30-day period.

         (c) Automatic Conversion. The principal and accrued and unpaid interest of this Note shall automatically be converted into shares of Common Stock at the Conversion Rate in the event that the Company receives notice from Nasdaq that the Common Stock shall be approved for trading on the Nasdaq SmallCap Market subject only to conversion of the Notes into equity. If Nasdaq subjects grant of trading approval to conversion of less than the full amount of principal and accrued and unpaid interest outstanding on the Notes, then the conversion required by this paragraph 1(c) shall be reduced pro rata among Holders of Notes based on principal amount then outstanding.

         (d) The term "market price" for purposes of determining the price of a share of the Common Stock, shall mean the average of the closing sales prices of the Common Stock in the principal trading market therefor, for each of the five trading days immediately preceding the date on which market price is to be determined (or, for any of such five days where there is no closing sale price, such day's average of the bid and asked price).

         (e) The term "Conversion Date" means the date on which a Notice of Conversion is given and

             (i) for purposes of conversions effected pursuant to paragraph 1(a), shall be deemed to be either the date on which the Company receives from the Holder an original Notice of Conversion duly executed or, if earlier, the date set forth in such Notice of Conversion if the original Notice of Conversion is received by the Company within three (3) business days after such date;

             (ii) for purposes of conversions effected pursuant to paragraph 1(b), shall be deemed to be the date on which the written notice referred to therein is sent by the Company; and

             (iii) for purposes of conversions effected pursuant to paragraph
                   1(c), shall be deemed to be the date Nasdaq issues official notification in writing of the approval referred to therein.

         (f) Promptly following the conversion of this Note, the Company shall issue and deliver to the Holder a certificate for the appropriate number of securities to which the Holder shall be entitled and, if less than the full principal amount of this Note is converted, a new Note in the same form reduced by the principal amount converted; provided, however, that the Company shall not be required to issue a new Note upon conversion of less than the full principal amount of this Note if the original of this Note has not been delivered to the Company for cancellation or if, in lieu thereof, the Holder has not complied with the provisions of paragraph 10(b) hereof.

         2. Adjustments to Conversion. (a) In case the Company shall declare a dividend on the outstanding Common Stock payable in shares of its capital stock, subdivide the outstanding Common Stock, combine the outstanding Common Stock into a smaller number of shares, or issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the number of shares of Common Stock (or other securities) issuable upon conversion of this Note (the "Conversion Shares"), at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Note had been converted immediately prior to such time, the Holder would have been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification.

         (b) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, sale, lease, or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement.

         (c) Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by paragraph 2(b) in which the surviving, continuing, successor, or purchasing corporation demands that the Notes be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the "Merger Notice") thereof to the Holders advising them of such transaction. The Holders shall have ten days after the date of the Merger Notice to elect to (i) convert the Notes in the manner provided in paragraph 1(a) above or (ii) receive from the surviving, continuing, successor, or purchasing corporation the same consideration receivable by a holder of the number of shares of Common Stock for which this Note might have been converted immediately prior to such consolidation, merger, sale, or purchase. If any Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in
(ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction. For conversions effected pursuant to clause (ii) above, the date of the Merger Notice shall be deemed the Conversion Date.

         (d) The above provisions of this paragraph 2 shall similarly apply to successive stock dividends, subdivisions, combinations, and reclassifications of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         3. Fractional Shares. In lieu of issuing any fraction of a share of Common Stock upon the conversion of this Note, the Company shall pay to the Holder hereof for any fraction of a share of the Common Stock otherwise issuable upon the conversion, cash equal to the same fraction of the then current per share market price of the Common Stock, as determined in accordance with paragraph 1(d).

         4. Prepayment. The Company may, without penalty or premium, at any time following _______, 2000, prepay, in whole or in part, the principal amount, plus accrued interest to the date of prepayment, of this Note, upon 30 days' written notice by certified or registered mail to the Holder. Such notice shall be mailed to the Holder's address appearing on the Company's books. The Holder shall have until the last day of such 30-day period to convert the Note into Common Stock in accordance with the provisions of paragraph 1 hereof.

         5. Events of Default. If any one or more of the following events shall occur:

         (a) The Company shall fail to pay any amount under this Note when the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

         (b) (i) the Company shall commence any action (A) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company or its debts; or
(B) seeking appointment of a custodian, receiver or similar official for the Company or any substantial part of its property; or (ii) any action of a nature referred to above shall be commenced against the Company and results in an order for relief or is not dismissed, discharged or fully bonded within 90 days; or
(iii) there shall be commenced against the Company any action seeking attachment, execution or similar process against any substantial part of the Company's property, which action is not within 90 days discharged or stayed or fully bonded; or (iv) the Company shall, by act or omission, indicate its consent to or acquiescence in any of the foregoing, without regard to the grace periods set forth above; (v) the Company shaft transfer or conceal its property with intent, to hinder, delay or defraud any creditors or to benefit any class of creditors or creditors generally or shall suffer for 90 days or longer while insolvent any lien on the Company's property resulting from judicial proceedings; or

         (c) the dissolution or other winding up of the Company,

         then, in such event and at any time thereafter, if such event shall then be continuing, Holder may, at its option upon written notice to the Company, declare this Note to be due and payable, whereupon (or without the necessity for in the case of any event described in clause (i) or (ii) of subparagraph 5(b) above) the entire balance of this Note shall forthwith become and be due and payable.

         6. Release of Shareholders, Officers and Directors. This Note is the obligation of the Company only, and no recourse shall be had for the payment of any principal or interest hereon against any shareholder, officer or director of the Company, either directly or through the Company, by virtue of any statute for the enforcement of any assessment of otherwise. The Holder, by the acceptance hereof, and as part of the consideration for this Note, releases all such claims and waives all such liabilities against the foregoing persons in connection with this Note.

         7. Company's Representations. The Company represents and warrants to Holder, to induce it to purchase this Note, that (a) this Note has been duly authorized and represents a legal, valid and binding obligation of the Company and (b) the Conversion Shares will, upon issuance in accordance with the terms of this Note, be legally issued, fully-paid and nonassessable.

         8. Securities Laws Matters. This Note and the Conversion Shares are being issued pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), and neither the Note nor the Conversion Shares may be sold, assigned or transferred in any manner whatsoever without an opinion of counsel, satisfactory to the Company, that such sale, transfer or assignment is not in violation of the registration provisions of the Act and applicable state securities laws.

         9. Subscription Agreement. All Notes of this issue are subject to, and have the benefit of, the obligations and rights set forth in a Subscription Agreement between the Company and Holder of even date herewith, including, without limitation, registration rights relating to the Conversion Shares.

         10. Miscellaneous. (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall (unless otherwise specified herein) be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 4326 US Route 1, Monmouth Junction, New Jersey 08852,
Attention: Mr. Frank A. DeBernardis, President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 10(a). Except as otherwise specified herein, any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Except as otherwise specified herein, any notice given by other means permitted by this Section 10(a) shall be deemed given at the time of receipt thereof.

         (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and in the case of loss, theft or destruction, indemnity as the Company shall at its option, reasonably request, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

         (c) This Note has been negotiated and consummated in the State of New Jersey and shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to principles governing conflicts of law.

         (d) The Holder irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 10(a).

         (e) Neither this Note nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforced of the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed as of the ________, 1999.

                                                     ECHOCATH, INC.


                                                     By:________________________
                                                         Frank DeBernardis
                                                         President



ATTEST:

By:______________________________
    David Vilkomerson
    Executive Vice President

Frank DeBernandis, President
EchoCath, Inc.
                                    EXHIBIT A
                              NOTICE OF CONVERSION

         The undersigned hereby irrevocably elects to convert $______________ of the EchoCath, Inc. 6 1/2% Convertible Promissory Note registered in the name of the Holder into shares of the Class A Common Stock of EchoCath, Inc., as of the date written below. If securities are to be issued to a person other than the undersigned, the undersigned agrees to pay all applicable transfer taxes with respect thereto.

         The undersigned represents that, as of this date, the undersigned is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

         The undersigned also represents that the shares to be issued upon this conversion (the "Conversions Shares") are being acquired for the Holder's own account and not as a nominee for any other party. The undersigned represents and warrants that all offers and sales by the undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The undersigned acknowledges that the Conversation Shares shall if (and only if) required by law contain a legend substantially similar to the legend appearing on the first page of the Note.

Conversion Date*:_______________
                                    If held jointly, complete for second Holder:

Print Name of Holder:____________________________  _____________________________

Signature of Holder or Duly Authorized
Representative of Holder:__________________________  ___________________________

Address of Holder:_____________________________   ______________________________

                  _____________________________   ______________________________

                  _____________________________   ______________________________

*This original Notice of Conversion must be received by the Company by the third business day following the Conversion Date.